LIBERTY FLOATING RATE ADVANTAGE FUND
Class A, B and C Shares


SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2001


The Prospectus is revised as follows:


The table and footnotes on page 2 of the Prospectus are replaced with the following:

                                   Price to Public (1)   Maximum Sales Load(2)         Proceeds to Fund (3)
          ------------------------ --------------------- ----------------------------- --------------------------

          Per Class A Share        $12.48                $0.44                         $12.04
          Per Class B Share        $12.02                None                          $12.02
          Per Class C Share        $12.02                None                          $12.02

(1) The shares are offered on a best efforts basis at a price equal to net asset value, or in the case of Class A shares, net asset value plus an initial sales load. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust, or similar arrangement. As of February 15, 2001, net asset value per share of the Fund was $12.04 for Class A and $12.02 for each of Class B and Class C shares.

(2) The maximum initial sales load on Class A shares is 3.5% of the public offering price. Class B and C shares are not subject to an initial sales load but are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee.
         Liberty Funds Distributor, Inc. (Distributor) will pay all sales commissions to authorized dealers from its own assets.

(3)      (3)      Assumes the sale of all shares registered.




                                                              February 22, 2001





762-36/068F-0201